Exhibit 99.(d)(iii)

Pacific Life & Annuity Company [700 Newport Center Drive Newport Beach, CA 92660 (800) 748-6907 www.PacificLife.com]

POINT TO POINT CAP RATE WITH DUAL
DIRECTION BUFFER STRATEGY RIDER

Pacific Life & Annuity Company, a stock life insurance company, (hereinafter referred to as “we”) has issued this Rider as a part of the annuity Contract to which it is attached. All provisions of the Contract that do not conflict with this Rider apply to this Rider. In the event of any conflict between the provisions of this Rider and the provisions of the Contract, the provisions of this Rider shall prevail over the provisions of the Contract. All terms and conditions of your Contract not specifically amended by this rider remain unchanged. If the Contract is terminated, this Rider will automatically terminate.

This Rider provides you with a Crediting Strategy and Protection Level(s) for the Contract to which it is attached. Index Terms may vary.

RIDER SPECIFICATIONS

Rider Effective Date:	[Date]

Available Indexes:	[S&P 500®] [MSCI EAFE®] [Nasdaq-100®] [Russell 2000®]

Available Index Term(s):	[1 Year Index Term]

Minimum Cap Rate(s):	[1 Year Index Term with a 10% Buffer: [5.00%]] [1 Year Index Term with a 15% Buffer: [4.50%]]

Available Buffer Rate(s):	[10%] [15%]

Participation Rate:	100%

DEFINITION OF TERMS

Unless redefined below, the terms defined or described in the Contract, including any endorsements or other riders attached to the Contract, will be capitalized, and will have the same meaning when used in this Rider.

For purposes of this Rider, the following definitions apply:

Adjusted Index Return – The percentage rate at which we credit interest to the Index-Linked Option Value at the end of a Term. The Adjusted Index Return represents the percentage change in the Index Return during the term after any applicable adjustment for the Crediting Strategy or Protection Level. The Adjusted Index Return can be positive, negative, or equal to zero. The Adjusted Index Return is multiplied by the Investment Base to determine the dollar amount of the Index-Linked Option Credit.

Cap Rate(s) (“Cap”) – The maximum positive interest percentage rate that can be credited to any Index-Linked Option at the end of an Index Term using the calculation set forth in this Rider. New Cap Rates are declared on each Contract Anniversary after the initial Index Term. The Cap Rates will never be less than the Minimum Cap Rate shown in the Rider Specifications for each corresponding Buffer Rate.

[1]

If Purchase Payments were allocated to an Index-Linked Option under this Rider for the initial Index Term, the initial Cap Rates are shown in the Contract Specifications. On all subsequent Contract Anniversaries after the initial Index Term, we will declare renewal Cap Rates for subsequent Index Terms. Renewal Cap Rates will be no less than the guaranteed Minimum Cap Rates shown in this Rider. The declared renewal Cap Rates are guaranteed until the end of any Index Term.

At the end of each Index Term, renewal Cap Rates for each Index-Linked Option may vary based upon the Contract Date.

Dual Direction Buffer (“Buffer Rate") – A type of Protection Level that provides limited protection against negative Index performance. If the negative Index Return is within the stated Buffer Rate you will be credited with positive Index-Linked Option Credit in the amount of the absolute value of the Index Return on the Index Term End Date. If negative Index Return is in excess of the Buffer Rate, you will be credited with negative Index-Linked Option Credit in the amount of any negative performance in excess of the Buffer Rate on the Index Term End Date. The Dual Direction Buffer for an Index-Linked Option is guaranteed not to change for the life of the Contract so long as we continue to offer the Index-Linked Option.

Index-Linked Option Budget – The rate is equal to the fair value of hypothetical derivatives that support the Index-Linked Options on the Index Term Start Date.

Index-Linked Option Value – On an Index Term Start Date, the Index-Linked Option Value is the Investment Base. On any day other than the Index Term Start Date and the Index Term End Date, the Index-Linked Option Value is the Interim Value. On the Index Term End Date, the Index-Linked Option Value is the Investment Base, adjusted for the Index-Linked Option Credit, Withdrawals, and Transfers. Each Subsequent Purchase Payment allocated to an Index-Linked Option will have a separate Index-Linked Option Value from allocations of other Purchase Payments.

Index Price – Prices for the Indexes are determined as of the close of the New York Stock Exchange (NYSE) each day that the NYSE is open. On any day that the NYSE is closed, the Index Price from the last NYSE close day will apply.

Index Return – Represents the unadjusted Index performance. The Index Return is the percentage change in the Index Price during the Index Term, before any applicable adjustment for the Crediting Strategy or Protection Level is applied. The Index Return can be positive, negative, or equal to zero.

Index Term End Date – The last day of an Index Term.

Index Term Start Date – The first day of an Index Term.

Investment Base – The amount used to calculate the Index-Linked Option Credit on the Index Term End Date. On the Index Term Start Date the Investment Base is equal to the amount allocated to the Index-Linked Option. Any Withdrawals or Transfers processed on an Index Term Start Date will occur prior to determining the Investment Base. The Investment Base will be reduced for any Withdrawal on a day other than the Index Term Start Date and Index Term End Date in the same proportion as the Withdrawal reduces the Interim Value.

Participation Rate – For the Index Term, a set percentage that determines how much of the increase in the Index, will be used to determine any positive interest credited. The percentage is multiplied by the calculated Index return for the selected Index. The Participation Rate for any Index-Linked Option under this Rider will be the Participation Rate Percentage indicated in the Rider Specifications.

Point to Point – The Index Return for a Point to Point Index-Linked Option is determined by comparing the Index Price on the Index Term Start Date to the Index Price on the Index Term End Date.

Calculation of Interim Value on any Business Day:

We calculate the Interim Value of an Index-Linked Option on each Business Day by determining the value of a specific set of hypothetical derivatives using an option pricing formula. Our Interim Value calculation is on file with the New York State Department of Financial Services. Further information related to the calculation of Interim Value is available in the prospectus or can be obtained by contacting our Service Center.

[2]

We use the following formula to determine the Interim Value for an Index-Linked Option:

Interim Value = 𝐴 𝑥 (1 + 𝐵 − 𝐶 𝑥 𝐷)

where:

𝐴 = Investment Base

𝐵 = Market Value of Derivatives Supporting the Index-Linked Option on the Business Day

𝐶 = Index-Linked Option Budget

𝐷 = Time remaining in the Index Term (This is the number of days remaining in the Index Term divided by total days in the Index Term (including leap day(s) when applicable)).

The Market Value of Derivatives supporting the Index-Linked Option = ATM Call – OTM Call + ATM Put – 2*(OTM Put) – OTM Binary Put * (Buffer%), where:

●	At-the-Money Call (ATM Call) – Option to buy a position in the Index at the end of the Index Term with the strike price equal to the Index Price at the start of the Index Term.
●	Out-of-the-Money Call (OTM Call) – Option to buy a position in the Index at the end of the Index Term with the strike price equal to the Index Price at the start of the Index Term multiplied by (1 + Cap Rate)
●	At-the-Money Put (ATM Put) – Option to sell a position in the Index at the end of the Index Term with the strike price set to the Index Price at the start of the Index Term.
●	Out-of-the-Money Put (OTM Put) – Option to sell a position in the Index at the end of the Index Term with the strike price set to the Index Price at the start of the Index Term multiplied by (1 – Buffer)
●	Out-of-the-Money Binary Put (OTM Binary Put) – Option that pays out the value of 1 if the Index Price at the end of the Index Term is below the strike price which is set to the Index Price at the start of the Index Term multiplied by (1 – Buffer).

The standard Black-Scholes methodology using observable market parameters from independent external sources will be utilized to value the options. This method intends to produce an estimated fair value, consistent with observable market prices, for the investment in the Index-Linked Option on that Business Day. The Index-Linked Option Budget will also be calculated using the same methodology.

Impact of Partial Withdrawals on Interim Value:

When you make a partial Withdrawal from an Index-Linked Option, we will reduce the Interim Value of the Index-Linked Option by the dollar amount withdrawn from that Index-Linked Option, including any Withdrawal Charge.

Calculating Index-linked Option Credit:

Step One – Determine Index Return

Index Return = (Index Price for the Index Term End Date – Index Price for the Index Term Start Date) ÷ Index Price for the Index Term Start Date

Step Two – Adjust Index Return

If the Index Return is greater than or equal to zero, the Adjusted Index Return = Lesser of Index Return or Cap

If the Index Return is less than zero, and the negative Index Return is within the Buffer Rate, the Adjusted Index Return = the absolute value of the Index Return

If the Index Return is less than zero, and the negative Index Return exceeds the Buffer Rate, the Adjusted Index Return = (Index Return + Buffer Rate)

Step Three – Determine Index-Linked Option Credit

Index-Linked Option Credit = (Investment Base 𝑥 Adjusted Index Return)

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INDEX DISCLOSURES

[S&P 500® INDEX]

[The "S&P 500®" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Pacific Life & Annuity Company (“Pacific Life” or “Licensee”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. This product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of this product or any member of the public regarding the advisability of investing in securities generally or in this product particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Pacific Life & Annuity Company with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Pacific Life & Annuity Company or this product. S&P Dow Jones Indices has no obligation to take the needs of Pacific Life & Annuity Company or the owners of this product into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of this product. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, ANDEXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PACIFIC LIFE & ANNUITY COMPANY, OWNERS OF THIS PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PACIFIC LIFE & ANNUITY COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.]

[MSCI EAFE® INDEX]

[THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PACIFIC LIFE & ANNUITY COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE

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NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.]

[Nasdaq-100® Index]

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., its licensors or Nasdaq or its licensors affiliates (Nasdaq, its licensors with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to [Insert Name of Licensee] ("Licensee") is in the licensing of the Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

[5]

[Russell 2000® Index]

[The product has been developed solely by Pacific Life. The Product is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell® 2000 Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark(s) of the relevant LSE Group company and is/are used by any other LSE Group company under license. The Index is calculated by or on behalf of Frank Russell Company or its affiliate, agent or partner.

The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Product. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Product or the suitability of the Index for the purpose to which it is being put by Pacific Life.]

PACIFIC LIFE & ANNUITY COMPANY

[

President and Chief Executive Officer	Secretary ]

[6]

Pacific Life & Annuity Company [700 Newport Center Drive Newport Beach, CA 92660 (800) 748-6907 www.PacificLife.com]

POINT TO POINT CAP RATE WITH DUAL DIRECTION BUFFER STRATEGY RIDER

Pacific Life & Annuity Company, a stock life insurance company, (hereinafter referred to as “we”) has issued this Rider as a part of the annuity Contract to which it is attached. All provisions of the Contract that do not conflict with this Rider apply to this Rider. In the event of any conflict between the provisions of this Rider and the provisions of the Contract, the provisions of this Rider shall prevail over the provisions of the Contract. All terms and conditions of your Contract not specifically amended by this Rider remain unchanged. If the Contract is terminated, this Rider will automatically terminate.

This Rider provides you with a Crediting Strategy and Protection Level(s) for the Contract to which it is attached. Index Terms may vary.

RIDER SPECIFICATIONS

Rider Effective Date:	[Date]

Available Indexes:	[S&P 500®] [MSCI EAFE®] [Nasdaq-100®] [Russell 2000®]

Available Index Term(s):	6 Year Index Term (only available on the Contract Date)

Minimum Cap Rate(s):	6 Year Index Term with a [10% Buffer]: [30.00%] 6 Year Index Term with a [15% Buffer]: [27.00%] 6 Year Index Term with a [20% Buffer]: [24.00%]

Available Buffer Rate(s):	[10%] [15%] [20%]

Participation Rate:	100%

DEFINITION OF TERMS

Unless redefined below, the terms defined or described in the Contract, including any endorsements or other Riders attached to the Contract, will be capitalized, and will have the same meaning when used in this Rider.

For purposes of this Rider, the following definitions apply:

Adjusted Index Return – The percentage rate at which we credit interest to the Index-Linked Option Value at the end of the Term. The Adjusted Index Return represents the percentage change in the Index Return during the term after any applicable adjustment for the Crediting Strategy or Protection Level. The Adjusted Index Return can be positive, negative, or equal to zero. The Adjusted Index Return is multiplied by the Investment Base to determine the dollar amount of the Index-Linked Option Credit.

Cap Rate(s) (“Cap”) – The maximum positive interest percentage rate that can be credited to any Index-Linked Option at the end of the Index Term using the calculation set forth in this Rider. If Purchase Payments were allocated to an Index-Linked Option under this Rider, the Cap Rates are shown in the Contract Specifications.

[1]

Dual Direction Buffer (“Buffer Rate") – A type of Protection Level that provides limited protection against negative Index performance. If the negative Index Return is within the stated Buffer Rate you will be credited with positive Index-Linked Option Credit in the amount of the absolute value of the Index Return on the Index Term End Date. If negative Index Return is in excess of the Buffer Rate, you will be credited with negative Index-Linked Option Credit in the amount of any negative performance in excess of the Buffer Rate on the Index Term End Date.

Index-Linked Option Budget – The rate is equal to the fair value of hypothetical derivatives that support the Index-Linked Options on the Index Term Start Date.

Index-Linked Option Value – On the Index Term Start Date, the Index-Linked Option Value is the Investment Base. On any day other than the Index Term Start Date and the Index Term End Date, the Index-Linked Option Value is the Interim Value. On the Index Term End Date, the Index-Linked Option Value is the Investment Base, adjusted for the Index-Linked Option Credit, Withdrawals, and Transfers. Each Subsequent Purchase Payment allocated to an Index-Linked Option will have a separate Index-Linked Option Value from allocations of other Purchase Payments.

Index Price – Prices for the Indexes are determined as of the close of the New York Stock Exchange (NYSE) each day that the NYSE is open. On any day that the NYSE is closed, the Index Price from the last NYSE close day will apply.

Index Return – Represents the unadjusted Index performance. The Index Return is the percentage change in the Index Price during the Index Term, before any applicable adjustment for the Crediting Strategy or Protection Level is applied. The Index Return can be positive, negative, or equal to zero.

Index Term End Date – The last day of the Index Term.

Index Term Start Date – The first day of the Index Term.

Investment Base – The amount used to calculate the Index-Linked Option Credit on the Index Term End Date. On the Index Term Start Date the Investment Base is equal to the amount allocated to the Index-Linked Option. The Investment Base will be reduced for any Withdrawal on a day other than the Index Term Start Date and Index Term End Date in the same proportion as the Withdrawal reduces the Interim Value.

Participation Rate – For the Index Term, a set percentage that determines how much of the increase in the Index, will be used to determine any positive interest credited. The percentage is multiplied by the calculated Index return for the selected Index. The Participation Rate for any Index-Linked Option under this Rider will be the Participation Rate Percentage indicated in the Rider Specifications.

Point to Point – The Index Return for a Point to Point Index-Linked Option is determined by comparing the Index Price on the Index Term Start Date to the Index Price on the Index Term End Date.

Calculation of Interim Value on any Business Day:

We calculate the Interim Value of an Index-Linked Option on each Business Day by determining the value of a specific set of hypothetical derivatives using an option pricing formula. Our Interim Value calculation is on file with the New York State Department of Financial Services. Further information related to the calculation of Interim Value is available in the prospectus or can be obtained by contacting our Service Center.

We use the following formula to determine the Interim Value for an Index-Linked Option:

Interim Value = 𝐴 𝑥 (1 + 𝐵 − 𝐶 𝑥 𝐷)

where:

𝐴 = Investment Base

𝐵 = Market Value of Derivatives Supporting the Index-Linked Option on the Business Day

𝐶 = Index-Linked Option Budget

𝐷 = Time remaining in the Index Term (This is the number of days remaining in the Index Term divided by total days in the Index Term (including leap day(s) when applicable))

[2]

The Market Value of Derivatives supporting the Index-Linked Option = ATM Call – OTM Call + ATM Put – 2*(OTM Put) – OTM Binary Put * (Buffer%), where:

●	At-the-Money Call (ATM Call) – Option to buy a position in the Index at the end of the Index Term with the strike price equal to the Index Price at the start of the Index Term.
●	Out-of-the-Money Call (OTM Call) – Option to buy a position in the Index at the end of the Index Term with the strike price equal to the Index Price at the start of the Index Term multiplied by (1 + Cap Rate)
●	At-the-Money Put (ATM Put) – Option to sell a position in the Index at the end of the Index Term with the strike price set to the Index Price at the start of the Index Term.
●	Out-of-the-Money Put (OTM Put) – Option to sell a position in the Index at the end of the Index Term with the strike price set to the Index Price at the start of the Index Term multiplied by (1 – Buffer)
●	Out-of-the-Money Binary Put (OTM Binary Put) – Option that pays out the value of 1 if the Index Price at the end of the Index Term is below the strike price which is set to the Index Price at the start of the Index Term multiplied by (1 – Buffer).

The standard Black-Scholes methodology using observable market parameters from independent external sources will be utilized to value the options. This method intends to produce an estimated fair value, consistent with observable market prices, for the investment in the Index-Linked Option on that Business Day. The Index-Linked Option Budget will also be calculated using the same methodology.

Impact of Partial Withdrawals on Interim Value:

When you make a partial Withdrawal from an Index-Linked Option, we will reduce the Interim Value of the Index-Linked Option by the dollar amount withdrawn from that Index-Linked Option, including any Withdrawal Charge.

Calculating Index-linked Option Credit:

Step One – Determine Index Return

Index Return = (Index Price for the Index Term End Date – Index Price for the Index Term Start Date) ÷ Index Price for the Index Term Start Date

Step Two – Adjust Index Return

If the Index Return is greater than or equal to zero, the Adjusted Index Return = Lesser of Index Return or Cap

If the Index Return is less than zero, and the negative Index Return is within the Buffer Rate, the Adjusted Index Return = the absolute value of the Index Return

If the Index Return is less than zero, and the negative Index Return exceeds the Buffer Rate, the Adjusted Index Return = (Index Return + Buffer Rate)

Step Three – Determine Index-Linked Option Credit

Index-Linked Option Credit = (Investment Base 𝑥 Adjusted Index Return)

INDEX DISCLOSURES

[S&P 500® INDEX]

[The "S&P 500®" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Pacific Life & Annuity Company (“Pacific Life” or “Licensee”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. This product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of this product or any member of the public regarding the advisability of investing in securities generally or in this product particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Pacific Life & Annuity Company with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Pacific Life & Annuity Company or this product. S&P Dow Jones Indices has no obligation to take the needs of Pacific Life & Annuity Company or the owners of this product into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices has no

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obligation or liability in connection with the administration, marketing or trading of this product. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, ANDEXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PACIFIC LIFE & ANNUITY COMPANY, OWNERS OF THIS PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PACIFIC LIFE & ANNUITY COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.]

[MSCI EAFE® INDEX]

[THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PACIFIC LIFE & ANNUITY COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE

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MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.]

[Nasdaq-100® Index]

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., its licensors or Nasdaq or its licensors affiliates (Nasdaq, its licensors with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to [Insert Name of Licensee] ("Licensee") is in the licensing of the Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

[Russell 2000® Index]

[The product has been developed solely by Pacific Life. The Product is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell® 2000 Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark(s) of the relevant LSE Group company and is/are used by any other LSE Group company under license. The Index is calculated by or on behalf of Frank Russell Company or its affiliate, agent or partner.

The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Product. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Product or the suitability of the Index for the purpose to which it is being put by Pacific Life.]

PACIFIC LIFE & ANNUITY COMPANY

[

President and Chief Executive Officer	Secretary ]

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